Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
REVENUES:
Minimum rents	$171,240	$168,577	$509,911	$510,586
Percentage rents	2,602	2,849	8,743	9,257
Other rents	4,259	3,377	13,417	11,788
Tenant reimbursements	78,957	78,463	234,900	241,353
Management, development and leasing fees	1,369	1,312	4,676	5,392
Other	7,404	7,881	21,875	20,946
Total revenues	265,831	262,459	793,522	799,322

EXPENSES:
Property operating	38,420	40,203	114,492	123,155
Depreciation and amortization	73,333	71,161	215,953	225,069
Real estate taxes	25,555	25,785	75,368	74,357
Maintenance and repairs	13,145	13,116	42,728	42,350
General and administrative	10,495	8,808	31,890	31,180
Loss on impairment of real estate	-	-	25,435	-
Other	6,351	7,714	19,467	18,785
Total expenses	167,299	166,787	525,333	514,896
Income from operations	98,532	95,672	268,189	284,426
Interest and other income	832	1,246	2,831	4,189
Interest expense	(72,053)	(71,120)	(218,854)	(215,847)
Loss on impairment of investments	-	(1,143)	-	(8,849)
Gain on sales of real estate assets	591	1,535	2,606	1,468
Equity in earnings (losses) of unconsolidated affiliates	(1,558)	271	(610)	1,867
Income tax benefit	1,264	1,358	5,052	603
Income from continuing operations	27,608	27,819	59,214	67,857
Operating income (loss) of discontinued operations	69	15	183	(67)
Gain (loss) on discontinued operations	-	10	-	(62)
Net income	27,677	27,844	59,397	67,728
Net income attributable to noncontrolling interests in:
Operating partnership	(3,605)	(4,758)	(4,992)	(11,173)
Other consolidated subsidiaries	(6,133)	(6,497)	(18,394)	(19,208)
Net income attributable to the Company	17,939	16,589	36,011	37,347
Preferred dividends	(8,359)	(5,455)	(22,745)	(16,364)
Net income attributable to common shareholders	$9,580	$11,134	$13,266	$20,983
Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.07	$0.08	$0.10	$0.22
Discontinued operations	-	-	-	-
Net income attributable to common shareholders	$0.07	$0.08	$0.10	$0.22
Weighted average common shares outstanding	138,075	137,860	138,037	95,746

Diluted per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.07	$0.08	$0.10	$0.22
Discontinued operations	-	-	-	-
Net income attributable to common shareholders	$0.07	$0.08	$0.10	$0.22

Weighted average common and potential dilutive common shares outstanding	138,121	137,897	138,079	95,782

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$9,500	$11,116	$13,133	$21,067
Discontinued operations	80	18	133	(84)
Net income attributable to common shareholders	$9,580	$11,134	$13,266	$20,983

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Net income attributable to common shareholders	$9,580	$11,134	$13,266	$20,983
Noncontrolling interest in income of operating partnership	3,605	4,758	4,992	11,173
Depreciation and amortization expense of:
Consolidated properties	73,333	71,161	215,953	225,069
Unconsolidated affiliates	5,681	7,428	21,052	22,492
Discontinued operations	19	100	63	296
Non-real estate assets	(2,463)	(241)	(2,901)	(731)
Noncontrolling interests' share of depreciation and amortization	(243)	(120)	(699)	(385)
Gain (loss) on discontinued operations	-	(10)	-	62
Funds from operations of the operating partnership	89,512	94,210	251,726	278,959
Loss on impairment of real estate	-	-	25,435	-
Funds from operations of the operating partnership, excluding loss on impairment of real estate	$89,512	$94,210	$277,161	$278,959

Funds from operations per diluted share	$0.47	$0.50	$1.32	$1.89
Loss on impairment of real estate per diluted share (1)	-	-	0.14	-
Funds from operations, excluding loss on impairment of real estate, per diluted share	$0.47	$0.50	$1.46	$1.89
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,070	189,846	190,028	147,221

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:

Funds from operations of the operating partnership	$89,512	$94,210	$251,726	$278,959
Percentage allocable to Company shareholders (2)	72.66%	72.63%	72.66%	65.05%
Funds from operations allocable to Company shareholders	$65,039	$68,425	$182,904	$181,463

Funds from operations of the operating partnership, excluding loss on impairment of real estate	$89,512	$94,210	$277,161	$278,959
Percentage allocable to common shareholders (2)	72.66%	72.63%	72.66%	65.05%
Funds from operations allocable to Company shareholders, excluding loss on impairment of real estate	$65,039	$68,425	$201,385	$181,463

(1)	Diluted per share amount presented for reconciliation purposes may differ from actual diluted per share amount due to rounding.
(2)
Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period.  See the reconciliation of shares and operating partnership units on page 5.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

SUPPLEMENTAL FFO INFORMATION
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Lease termination fees	$429	$742	$2,577	$4,413
Lease termination fees per share	$-	$-	$0.01	$0.03

Straight-line rental income	$1,778	$2,858	$4,540	$6,166
Straight-line rental income per share	$0.01	$0.02	$0.02	$0.04

Gains on outparcel sales	$545	$1,755	$2,605	$2,406
Gains on outparcel sales per share	$-	$0.01	$0.01	$0.02

Amortization of acquired above- and below-market leases	$646	$1,372	$2,208	$4,452
Amortization of acquired above- and below-market leases per share	$-	$0.01	$0.01	$0.03

Amortization of debt premiums	$1,279	$1,615	$4,209	$5,357
Amortization of debt premiums per share	$0.01	$0.01	$0.02	$0.04

Income tax benefit	$1,264	$1,358	$5,052	$603
Income tax benefit per share	$-	$-	$0.03	$-

Abandoned projects expense	$(61)	$(1,203)	$(420)	$(1,346)
Abandoned projects expense per share	$-	$-	$-	$-

Loss on impairment of real estate	$-	$-	$(25,435)	$-
Loss on impairment of real estate per share	$-	$-	$(0.13)	$-

Loss on impairment of investments	$-	$(1,143)	$-	$(8,849)
Loss on impairment of investments per share	$-	$-	$-	$(0.06)

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Net income attributable to the Company	$17,939	$16,589	$36,011	$37,347

Adjustments:
Depreciation and amortization	73,333	71,161	215,953	225,069
Depreciation and amortization from unconsolidated affiliates	5,681	7,428	21,052	22,492
Depreciation and amortization from discontinued operations	19	100	63	296
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(243)	(120)	(699)	(385)
Interest expense	72,053	71,120	218,854	215,847
Interest expense from unconsolidated affiliates	5,658	7,398	21,389	22,760
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(313)	(233)	(926)	(695)
Abandoned projects expense	61	1,203	420	1,346
Gain on sales of real estate assets	(591)	(1,535)	(2,606)	(1,468)
(Gain) loss on sales of real estate assets of unconsolidated affiliates	46	(220)	1	(938)
Loss on impairment of investments	-	1,143	-	8,849
Loss on impairment of real estate	-	-	25,435	-
Income tax benefit	(1,264)	(1,358)	(5,052)	(603)
Net income attributable to noncontrolling interests in operating partnership	3,605	4,758	4,992	11,173
Gain (loss) on discontinued operations	-	(10)	-	62
Operating partnership's share of total NOI	175,984	177,424	534,887	541,152
General and administrative expenses	10,495	8,808	31,890	31,180
Management fees and non-property level revenues	(1,665)	(3,886)	(15,731)	(13,581)
Operating partnership's share of property NOI	184,814	182,346	551,046	558,751
Non-comparable NOI	(4,747)	(2,944)	(11,279)	(10,697)
Total same-center NOI	$180,067	$179,402	$539,767	$548,054
Total same-center NOI percentage change	0.4%		-1.5%

Total same-center NOI	180,067	179,402	539,767	548,054
Less lease termination fees	(422)	(750)	(2,569)	(2,564)
Total same-center NOI, excluding lease termination fees	$179,645	$178,652	$537,198	$545,490

Malls	$160,131	$160,138	$483,320	$489,472
Associated centers	8,196	7,546	23,883	23,498
Community centers	4,311	4,379	12,839	13,105
Offices and other	7,007	6,589	17,156	19,415
Total same-center NOI, excluding lease termination fees	$179,645	$178,652	$537,198	$545,490

Percentage Change:
Malls	0.0%		-1.3%
Associated centers	8.6%		1.6%
Community centers	-1.6%		-2.0%
Offices and other	6.3%		-11.6%
Total same-center NOI, excluding lease termination fees	0.6%		-1.5%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)
	September 30, 2010
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,795,104	$1,629,766	$5,424,870
Noncontrolling interests' share of consolidated debt	(24,863)	(928)	(25,791)
Company's share of unconsolidated affiliates' debt	420,545	167,496	588,041
Company's share of consolidated and unconsolidated debt	$4,190,786	$1,796,334	$5,987,120
Weighted average interest rate	5.78%	2.93%	4.93%

	September 30, 2009
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,521,262	$1,157,299	$5,678,561
Noncontrolling interests' share of consolidated debt	(23,370)	(928)	(24,298)
Company's share of unconsolidated affiliates' debt	405,597	193,711	599,308
Company's share of consolidated and unconsolidated debt	$4,903,489	$1,350,082	$6,253,571
Weighted average interest rate	5.84%	1.91%	4.99%

Debt-To-Total-Market Capitalization Ratio as of September 30, 2010
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,025	$13.06	$2,481,727
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,330	250.00	332,500
Total market equity			2,929,227
Company's share of total debt			5,987,120
Total market capitalization			$8,916,347
Debt-to-total-market capitalization ratio			67.1%

(1)	Stock price for common stock and operating partnership units equals the closing price of the common stock on September 30, 2010. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
2010:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	138,075	138,121	138,037	138,079
Weighted average operating partnership units	51,949	51,949	51,949	51,949
Weighted average shares- FFO	190,024	190,070	189,986	190,028

2009:
Weighted average shares - EPS	137,860	137,897	95,746	95,782
Weighted average operating partnership units	51,948	51,949	51,439	51,439
Weighted average shares- FFO	189,808	189,846	147,185	147,221

Dividend Payout Ratio
	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Weighted average dividend per share	$0.22690	$0.10370	$0.68486	$0.63661
FFO per diluted, fully converted share	$0.47	$0.50	$1.32	$1.89
Dividend payout ratio	48.3%	20.7%	51.9%	33.7%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Consolidated Balance Sheets
(Unaudited,  in thousands except share data)

	September 30, 2010	December 31, 2009
ASSETS
Real estate assets:
Land	$944,821	$946,750
Buildings and improvements	7,568,635	7,569,015
	8,513,456	8,515,765
Accumulated depreciation	(1,665,563)	(1,505,840)
	6,847,893	7,009,925
Held for sale	1,366	-
Developments in progress	121,299	85,110
Net investment in real estate assets	6,970,558	7,095,035
Cash and cash equivalents	56,668	48,062
Receivables:
Tenant, net of allowance	73,942	73,170
Other	12,671	8,162
Mortgage and other notes receivable	37,866	38,208
Investments in unconsolidated affiliates	196,083	186,523
Intangible lease assets and other assets	267,692	279,950
	$7,615,480	$7,729,110

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY

Mortgage and other indebtedness	$5,424,870	$5,616,139
Accounts payable and accrued liabilities	306,929	248,333
Total liabilities	5,731,799	5,864,472
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	27,650	22,689
Redeemable noncontrolling preferred joint venture interest	423,834	421,570
Total redeemable noncontrolling interests	451,484	444,259
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,330,000 and 700,000 shares outstanding in 2010 and 2009, respectively	13	7
Common Stock, $.01 par value, 350,000,000 shares authorized, 138,075,818 and 137,888,408 issued and outstanding in 2010 and 2009, respectively	1,381	1,379
Additional paid-in capital	1,504,421	1,399,654
Accumulated other comprehensive income	5,398	491
Accumulated deficit	(353,208)	(283,640)
Total shareholders' equity	1,158,010	1,117,896
Noncontrolling interests	274,187	302,483
Total equity	1,432,197	1,420,379
	$7,615,480	$7,729,110

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
EBITDA:
Net income attributable to the Company	$17,939	$16,589	$36,011	$37,347

Adjustments:
Depreciation and amortization	73,333	71,161	215,953	225,069
Depreciation and amortization from unconsolidated affiliates	5,681	7,428	21,052	22,492
Depreciation and amortization from discontinued operations	19	100	63	296
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(243)	(120)	(699)	(385)
Interest expense	72,053	71,120	218,854	215,847
Interest expense from unconsolidated affiliates	5,658	7,398	21,389	22,760
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(313)	(233)	(926)	(695)
Income and other taxes	(1,085)	(815)	(4,122)	1,482
Loss on impairment of investments	-	1,143	-	8,849
Loss on impairment of real estate	-	-	25,435	-
Abandoned projects	61	1,203	420	1,346
Net income attributable to noncontrolling interests in operating partnership	3,605	4,758	4,992	11,173
(Gain) loss on discontinued operations	-	(10)	-	62
Company's share of total EBITDA	$176,708	$179,722	$538,422	$545,643

Interest Expense:
Interest expense	$72,053	$71,120	$218,854	$215,847
Interest expense from unconsolidated affiliates	5,658	7,398	21,389	22,760
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(313)	(233)	(926)	(695)
Company's share of total interest expense	$77,398	$78,285	$239,317	$237,912

Ratio of EBITDA to Interest Expense	2.28	2.30	2.25	2.29

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Company's share of total EBITDA	$176,708	$179,722	$538,422	$545,643
Interest expense	(72,053)	(71,120)	(218,854)	(215,847)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	313	233	926	695
Income and other taxes	1,085	815	4,122	(1,482)
Amortization of deferred financing costs and debt premiums (discounts)	1,779	170	5,219	(767)
Net amortization of intangible lease assets	(1,560)	(575)	(1,481)	(2,061)
Depreciation and interest expense from unconsolidated affiliates	(11,339)	(14,826)	(42,441)	(45,252)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	243	120	699	385
Noncontrolling interest in income of other consolidated subsidiaries	6,133	6,497	18,394	19,208
(Gain) loss on outparcel sales	(591)	(1,535)	(2,606)	(1,468)
Realized foreign currency loss	-	-	169	76
Equity in earnings of unconsolidated affiliates	1,558	(271)	610	(1,867)
Distributions from unconsolidated affiliates	824	2,155	3,554	8,175
Income tax benefit from share-based compensation	-	-	(1,815)	-
Share-based compensation expense	373	488	1,932	2,363
Provision for doubtful accounts	1,205	690	2,950	4,487
Change in deferred tax accounts	1,896	(326)	2,245	386
Changes in operating assets and liabilities	1,344	(3,535)	(22,207)	(14,827)
Cash flows provided by operating activities	$107,918	$98,702	$289,838	$297,847

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Schedule of Mortgage and Other Notes Payable as of September 30, 2010
(Dollars in thousands )
							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:

Stillwater, OK	Lakeview Pointe	Nov-10	-	1.26%	$14,950		$-	$14,950
Wausau, WI	Wausau Center	Dec-10	-	6.70%	10,853		10,853	-
D'lberville, MS	The Promenade	Dec-10	Dec-11	2.07%	64,265	(a)	-	64,265
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.26%	15,002		-	15,002
St. Louis, MO	West County Center - restaurant village	Mar-11	Mar-13	1.26%	29,424		-	29,424
Pittsburgh, PA	Settlers Ridge	Jun-11	Dec-12	3.26%	56,833		-	56,833
Lexington, KY	Fayette Mall	Jul-11	-	7.00%	85,660		85,660	-
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	78,748		78,748	-
Pearland, TX	Pearland Town Center	Jul-11	Jul-12	2.71%	126,469		-	126,469
Pearland, TX	Pearland Office	Jul-11	Jul-12	2.71%	7,562		-	7,562
Burlington, NC	Alamance Crossing	Sep-11	-	1.51%	52,350	(b)	40,000	12,350
Panama City, FL	Panama City Mall	Aug-11	-	7.30%	36,662		36,662	-
Chattanooga, TN	CBL Center II	Aug-11	-	4.50%	11,599		-	11,599
Asheville, NC	Asheville Mall	Sep-11	-	6.98%	62,472		62,472	-
Nashville, TN	RiverGate Mall	Sep-11	Sep-13	2.51%	87,500		-	87,500
Milford, CT	Milford Marketplace	Jan-12	Jan-13	3.76%	16,950		-	16,950
Ft. Smith, AR	Massard Crossing	Feb-12	-	7.54%	5,436		5,436	-
Houston, TX	Willowbrook Plaza	Feb-12	-	7.54%	27,815		27,815	-
Vicksburg, MS	Pemberton Plaza	Feb-12	-	7.54%	1,857		1,857	-
High Point, NC	Oak Hollow Mall	Feb-12	-	2.00%	39,856		39,856	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	58,257		58,257	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	32,488		32,488	-
Douglasville, GA	Arbor Place	Jul-12	-	6.51%	67,493		67,493	-
Saginaw, MI	Fashion Square	Jul-12	-	6.51%	51,675		51,675	-
Louisville, KY	Jefferson Mall	Jul-12	-	6.51%	37,597		37,597	-
North Charleston, SC	Northwoods Mall	Jul-12	-	6.51%	53,829		53,829	-
Jackson, TN	Old Hickory Mall	Jul-12	-	6.51%	29,813		29,813	-
Asheboro, NC	Randolph Mall	Jul-12	-	6.50%	12,999		12,999	-
Racine, WI	Regency Mall	Jul-12	-	6.51%	29,481		29,481	-
Douglasville, GA	The Landing at Arbor Place	Jul-12	-	6.51%	7,619		7,619	-
Spartanburg, SC	WestGate Mall	Jul-12	-	6.50%	46,696		46,696	-
Chattanooga, TN	CBL Center	Aug-12	-	6.25%	13,210		13,210	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	46,507		46,507	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	114,698		114,698	-
Greensburg, PA	Westmoreland Mall	Mar-13	-	5.05%	69,538		69,538	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	149,784		149,784	-
Columbia, SC	Columbia Place	Sep-13	-	5.45%	28,558		28,558	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	76,216		76,216	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	36,329		36,329	-
Laredo, TX	Mall del Norte	Dec-14	-	5.04%	113,400		113,400	-
Fairview Heights, IL	St. Clair Square	Jan-15	-	4.53%	71,250	(c)	71,250	-
Rockford, IL	CherryVale Mall	Oct-15	-	5.00%	86,463		86,463	-
Brookfield, IL	Brookfield Square	Nov-15	-	5.08%	96,841		96,841	-
Madison, WI	East Towne Mall	Nov-15	-	5.00%	73,708		73,708	-
Madison, WI	West Towne Mall	Nov-15	-	5.00%	104,113		104,113	-
Bloomington, IL	Eastland Mall	Dec-15	-	5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15	-	5.85%	30,925		30,925	-
Overland Park, KS	Oak Park Mall	Dec-15	-	5.85%	275,700		275,700	-
Janesville, WI	Janesville Mall	Apr-16	-	8.38%	8,261		8,261	-
Akron, OH	Chapel Hill Mall	Aug-16	-	6.10%	72,828		72,828	-
Chesapeake, VA	Greenbrier Mall	Aug-16	-	5.91%	80,240		80,240	-
Chattanooga, TN	Hamilton Place	Aug-16	-	5.86%	110,396		110,396	-
Midland, MI	Midland Mall	Aug-16	-	6.10%	35,941		35,941	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	140,000		140,000	-
Southaven, MS	Southaven Towne Center	Jan-17	-	5.50%	43,552		43,552	-
Cary, NC	Cary Towne Center	Mar-17	-	8.50%	65,060		65,060	-

						Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance	Fixed	Variable
Charleston, SC	Citadel Mall	Apr-17	-	5.68%	71,609	71,609	-
Chattanooga, TN	Hamilton Corner	Apr-17	-	5.67%	16,225	16,225	-
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	-	5.67%	21,424	21,424	-
Lafayette, LA	Mall of Acadiana	Apr-17	-	5.67%	143,200	143,200	-
Layton, UT	Layton Hills Mall	Apr-17	-	5.66%	102,348	102,348	-
Lexington, KY	The Plaza at Fayette Mall	Apr-17	-	5.67%	42,274	42,274	-
Cincinnati, OH	EastGate Crossing	May-17	-	5.66%	15,940	15,940	-
Nashville, TN	CoolSprings Galleria	May-18	-	6.98%	114,349	114,349	-
Nashville, TN	The Courtyard at Hickory Hollow	Oct-18	-	6.00%	1,704	1,704	-
Nashville, TN	Hickory Hollow Mall	Oct-18	-	6.00%	29,500	29,500	-
Winston-Salem, NC	Hanes Mall	Oct-18	-	6.99%	160,695	160,695	-
Daytona Beach, FL	Volusia Mall	Jul-19	-	8.00%	56,365	56,365	-
Terre Haute, IN	Honey Creek Mall	Jul-19	-	8.00%	32,766	32,766	-
Chattanooga, TN	The Terrace	Jun-20	-	7.25%	14,747	14,747	-
Roanoke, VA	Valley View Mall	Jul-20	-	6.50%	64,826	64,826	-
Burnsville, MN	Burnsville Center	Jul-20	-	6.00%	82,760	82,760	-

	SUBTOTAL				$4,233,860	$3,790,956	$442,904
Weighted average interest rate					5.45%	5.80%	2.51%

Debt Premiums (Discounts): (d)

St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	$1,022	$1,022	$-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	2,094	2,094	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	959	959	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	3,228	3,228	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	1,035	1,035	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	(2,054)	(2,054)	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	(1,120)	(1,120)	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	266	266	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	(1,602)	(1,602)	-
	SUBTOTAL				$3,828	$3,828	$-
Weighted average interest rate					4.33%	4.33%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,237,688	$3,794,784	$442,904
Weighted average interest rate					5.45%	5.79%	2.51%

Construction Loans:

Madison, MS	The Forum at Grandview - Land	Sep-12	Sep-13	3.76%	$1,800	$-	$1,800
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.26%	3,524	-	3,524

	SUBTOTAL				$5,324	-	$5,324

Credit Facilities:
Secured credit facilities:
$560,000 capacity		Aug-11	Apr-14	3.10%	$518,920	$-	$518,920
$525,000 capacity		Feb-12	Feb-13	5.25%	220,124	-	220,124
$105,000 capacity		Jun-12	-	4.50%	5,000	-	5,000
Total secured facilities				3.75%	744,044	-	744,044
Unsecured term facilities:
Starmount		Nov-10	Nov-12	1.38%	209,494	-	209,494
General		Apr-11	Apr-13	1.87%	228,000	-	228,000
Total term facilities				1.64%	437,494	-	437,494
	SUBTOTAL			2.96%	$1,181,538	$-	$1,181,538

Other					$320	$320	$-

Total Consolidated Debt					$5,424,870	$3,795,104	$1,629,766
Weighted average interest rate					4.91%	5.79%	2.84%

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.76%	11,561		-	11,561
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	42,334		-	42,334
West Melbourne, FL	Hammock Landing Phase II	Aug-11	Aug-11	2.26%	3,276		-	3,276
York, PA	York Town Center	Oct-11	-	1.51%	20,118		-	20,118
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	69,363		-	69,363
Lee's Summit, MO	Summit Fair	Jul-12	-	4.00%	20,844	(e)	-	20,844
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	4,625		4,625	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	2,555		2,555	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	405		405	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	1,100		1,100	-
Greensboro, NC	Friendly Shopping Center	Apr-13	-	5.33%	38,813		38,813	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	971		971	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	7,850		7,850	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	1,533		1,533	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	43,154	(f)	43,154	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	33,107		33,107	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	95,702		95,702	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	17,577		17,577	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	11,833		11,833	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	13,330		13,330	-
Greensboro, NC	The Shops at Friendly Center	Jan-17	-	5.90%	21,382		21,382	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	7,344		7,344	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	95,400		95,400	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	2,920		2,920	-
Huntsville, AL	Parkway Place	Jul-20	-	6.50%	20,944		20,944	-
	SUBTOTAL				$588,041		$420,545	$167,496

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center II	8.00%		4.50%	$(928)		$-	$(928)
High Point, NC	Oak Hollow Mall	25.00%		2.00%	(9,964)		(9,964)	-
Chattanooga, TN	CBL Center	8.00%		6.25%	(1,057)		(1,057)	-
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,040)		(11,040)	-
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,622)		(1,622)	-
Chattanooga, TN	The Terrace	8.00%		7.25%	(1,180)		(1,180)	-
	SUBTOTAL				$(25,791)		$(24,863)	$(928)

Company's Share Of Consolidated And Unconsolidated Debt					$5,987,120		$4,190,786	$1,796,334
Weighted average interest rate					4.93%		5.78%	2.93%

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.76%	$11,561		$-	$11,561
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	42,334		-	42,334
West Melbourne, FL	Hammock Landing Phase II	Aug-11	-	2.26%	3,276		-	3,276
York, PA	York Town Center	Oct-11	-	1.51%	40,235		-	40,235
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Jun-13	4.50%	69,363		-	69,363
Lee's Summit, MO	Summit Fair	Jul-12	-	4.00%	77,201	(e)	-	77,201
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	9,250		9,250	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	5,110		5,110	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	809		809	-
Greensboro, NC	Friendly Shopping Center	Apr-13	-	5.33%	77,625		77,625	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	2,199		2,199	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	1,941		1,941	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	15,700		15,700	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	3,066		3,066	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	86,307	(f)	86,307	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	55,178		55,178	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	191,403		191,403	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	35,153		35,153	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	24,912		24,912	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	26,659		26,659	-
Greensboro, NC	The Shops at Friendly Center	Jan-17	-	5.90%	42,763		42,763	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	14,689		14,689	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	190,800		190,800	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	5,841		5,841	-
Huntsville, AL	Parkway Place	Jul-20	-	6.50%	41,888		41,888	-
					$1,075,263		$831,293	$243,970
Weighted average interest rate					5.19%		5.63%	3.69%

(a)
The Company has an interest rate cap on a notional amount of $80,000 related to The Promenade to limit the maximum interest rate that may be applied to the variable-rate loan to 4.00%.  The cap terminates in December 2010.  Loan proceeds in the amount of $66,561 of the total debt balance reported have been drawn by the Company and the remainder of the balance is retained in a restricted cash account to provide for future costs, development reimbursements, or loan repayment, as required by the related debt agreement.

(b)
The Company has an interest rate swap on a notional amount of $40,000 related to Alamance Crossing to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in November 2010.

(c)
The Company has an interest rate cap on a notional amount of $72,000, amortizing to $69,375 over the term of the cap, related to St. Clair Square to limit the maximum interest rate that may be applied to the variable-rate loan to 7.00%.  The cap terminates in January 2012.

(d)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(e)	The Company has guaranteed 27%, up to a maximum of $24,379, of the outstanding balance of this construction financing.
(f)
Represents a first mortgage securing the property.  In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Schedule of Maturities of Mortgage and Other Notes Payable Based on Outstanding Balances as of September 30, 2010
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2010	$25,803	$-	$-	$25,803	0.43%
2011	391,756	23,394	(928)	414,222	6.92%
2012	967,986	32,405	(11,021)	989,370	16.52%
2013	1,037,594	169,549	-	1,207,143	20.16%
2014	672,173	43,154	-	715,327	11.95%
2015	798,400	128,809	-	927,209	15.49%
2016	447,666	29,410	(11,040)	466,036	7.78%
2017	521,632	140,376	(1,622)	660,386	11.03%
2018	306,248	-	-	306,248	5.12%
2019	89,131	-	-	89,131	1.49%
2020	162,653	20,944	(1,180)	182,417	3.05%
Face Amount of Debt	5,421,042	588,041	(25,791)	5,983,292	99.94%
Net Premiums on Debt	3,828	-	-	3,828	0.06%
Total	$5,424,870	$588,041	$(25,791)	$5,987,120	100.00%

Based on Original Maturity Dates as of September 30, 2010:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2010	$299,562	$-	$-	$299,562	5.00%
2011	1,397,201	146,652	(928)	1,542,925	25.77%
2012	806,502	20,844	(11,021)	816,325	13.63%
2013	442,318	57,852	-	500,170	8.35%
2014	149,729	43,154	-	192,883	3.22%
2015	798,400	128,809	-	927,209	15.49%
2016	447,666	29,410	(11,040)	466,036	7.78%
2017	521,632	140,376	(1,622)	660,386	11.03%
2018	306,248	-	-	306,248	5.12%
2019	89,131	-	-	89,131	1.49%
2020	162,653	20,944	(1,180)	182,417	3.05%
Face Amount of Debt	5,421,042	588,041	(25,791)	5,983,292	99.94%
Net Premiums on Debt	3,828	-	-	3,828	0.06%
Total	$5,424,870	$588,041	$(25,791)	$5,987,120	100.00%

Debt Covenant Compliance Ratios as of September 30, 2010

Covenant *	Required	Actual		In Compliance
Debt to Gross Asset Value	<65%	55%		Yes
Interest Coverage Ratio	>1.75x	2.29	x	Yes
Debt Service Coverage Ratio	>1.50x	1.83	x	Yes

* Based on rolling twelve months, as applicable

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	670,401	$38.73	$35.75	-7.7%	$36.88	-4.8%
Stabilized malls	596,503	41.14	37.91	-7.9%	39.12	-4.9%
New leases	151,439	43.78	44.43	1.5%	46.79	6.9%
Renewal leases	445,064	40.25	35.69	-11.3%	36.51	-9.3%

Year to Date:
All Property Types (1)	1,933,317	$38.79	$34.43	-11.2%	$35.46	-8.6%
Stabilized malls	1,750,045	40.77	36.15	-11.3%	37.22	-8.7%
New leases	489,760	43.50	39.43	-9.4%	41.45	-4.7%
Renewal leases	1,260,285	39.71	34.87	-12.2%	35.58	-10.4%

Total Leasing Activity

Square Feet

Quarter:
Total leased	1,075,526
Operating portfolio	1,022,697
Development portfolio	52,829

Year to Date:
Total leased	3,466,260
Operating portfolio	3,170,955
Development portfolio	295,305

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of September 30,
	2010	2009
Stabilized malls	$28.82	$29.04
Non-stabilized malls	25.57	26.04
Associated centers	11.78	11.74
Community centers	14.56	14.83
Offices	18.41	19.11

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.
(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Top 25 Tenants Based on Percentage of Total Revenues as of September 30, 2010

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	159	804,848	3.13%
2	Foot Locker, Inc.	177	677,686	2.47%
3	Abercrombie & Fitch, Co.	96	651,171	2.21%
4	The Gap, Inc.	87	949,234	2.14%
5	AE Outfitters Retail Company	84	494,397	2.10%
6	Signet Group plc (2)	116	206,853	1.87%
7	Genesco Inc. (3)	191	277,084	1.53%
8	Luxottica Group, S.P.A. (4)	141	313,406	1.49%
9	Dick's Sporting Goods, Inc.	19	1,120,064	1.46%
10	Express Fashions	48	401,113	1.35%
11	Zale Corporation	134	136,563	1.33%
12	JC Penney Company, Inc. (5)	74	8,470,642	1.29%
13	New York & Company, Inc.	55	391,967	1.19%
14	Finish Line, Inc.	72	372,872	1.17%
15	Dress Barn, Inc. (6)	97	427,396	1.06%
16	Charlotte Russe Holding, Inc.	51	353,385	1.03%
17	Aeropostale, Inc.	76	261,199	1.01%
18	Pacific Sunwear of California	67	248,824	0.94%
19	The Buckle, Inc.	49	244,601	0.90%
20	Barnes & Noble Inc.	20	704,452	0.89%
21	Forever 21 Retail, Inc.	20	287,368	0.86%
22	Sun Capital Partners, Inc. (7)	56	621,286	0.86%
23	The Regis Corporation	155	186,642	0.85%
24	The Children's Place Retail Stores, Inc.	54	228,965	0.84%
25	Christopher & Banks, Inc.	84	287,130	0.82%
		2,182	19,119,148	34.79%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.
(5)	JC Penney Company, Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Capital Expenditures for the Three Months and Nine Months Ended September 30, 2010
(In thousands)

	Three Months	Nine Months

Tenant allowances	$12,656	$30,339

Renovations	34	151

Deferred maintenance:
Parking lot and parking lot lighting	4,370	4,849
Roof repairs and replacements	1,373	3,189
Other capital expenditures	2,227	6,727
Total deferred maintenance expenditures	7,970	14,765

Total capital expenditures	$20,660	$45,255

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area.  A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings.  The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants.  We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period.  The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants.  Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2010	2009
Quarter ended:
March 31,	$212	$651
June 30,	567	208
September 30,	929	690
December 31,	-	699
	$1,708	$2,248

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2010

Properties Opened During the Nine Months Ended September 30, 2010
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (d)	Cost to Date (e)	Date Opened	Initial Yield
Community Center:
The Pavilion at Port Orange (Phase I and Phase 1A) (a)	Port Orange, FL	494,025	$67,742	$61,367	Fall-09/Spring-10	7.3	%*

Properties Under Development at September 30, 2010
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (d)	Cost to Date (e)	Expected Opening Date	Initial Yield
Mall Expansion:
Alamance West	Burlington, NC	235,938	$16,176	$3,096	Fall-11	10.9%

Community Center Expansion:
Settlers Ridge Phase II	Robinson Township, PA	86,617	11,598	3,729	Summer-11	10.4%

Community/Outlet Centers:
The Forum at Grandview Phase I (b)	Madison, MS	110,690	18,591	20,857	Fall-10	6.3%*
The Outlet Shoppes at Oklahoma City (c)	Oklahoma City, OK	325,200	60,828	-	Fall-11	10.3%
		758,445	$107,193	$27,682

(a)	The Pavilion at Port Orange is a 50/50 joint venture.
(b)	The Forum at Grandview is a 75/25 joint venture.
(c)	The Outlet Shoppes at Oklahoma City was owned by Horizon Group Properties, Inc. ("Horizon") at September 30, 2010. The Company entered into a 75/25 joint venture with Horizon in October 2010 related to this property.
(d)	Total Cost is presented net of reimbursements to be received.
(e)	Cost to Date does not reflect reimbursements until they are received.

*	Pro forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.